UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

      CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 22, 2004 Date of Report (Date of earliest event reported)	0-7928 Commission File Number
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2139466 (I.R.S. Employer Identification Number)
105 Baylis Road Melville, New York 11747 (Address of Principal Executive Offices)(Zip Code)

(631) 777-8900 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On September 22, 2004, Comtech Telecommunications Corp. issued a press release announcing its results of operations for its fourth quarter and year ended July 31, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

	Exhibit Number	Description
	99.1	Press Release, dated September 22, 2004, reporting the financial results of Comtech Telecommunications Corp. (the “Registrant”) for its fiscal 2004 fourth quarter and full year ended July 31, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.
Dated: September 22, 2004
By: /s/ Robert G. Rouse Name: Robert G. Rouse Title: Senior Vice President and Chief Financial Officer

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